                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees to the joint filing with each other of the attached statement on Schedule 13G and to all amendments to such statement and that such statement and all amendments to such statement is made on behalf of each of them.

Date: February 12, 2003

                                            PAL-BRO PARTNERS LLC

                                            By: /s/ Joseph Palmeri
                                                --------------------------------
                                                Joseph Palmeri
                                                Member-Manager


                                            HBH SPECIALISTS LLC

                                            By: /s/ Joseph Palmeri
                                                --------------------------------
                                                Name:  Joseph Palmeri
                                                Title: Chief Executive Officer


                                            BEAR HUNTER HOLDINGS LLC

                                            By: /s/ Michael Winchell
                                                --------------------------------
                                                Name:   Michael Winchell
                                                Title:  Managing Member


                                            BEAR WAGNER SPECIALISTS LLC

                                            By: /s/ Michael Winchell
                                                --------------------------------
                                                Name:   Michael Winchell
                                                Title:  Chief Operations Officer

                                            ESTATE OF EMERIC HARVEY

                                            By: /s/ Jennifer L. Harvey
                                               --------------------------------
                                                Jennifer L. Harvey
                                                Personal Representative

                                            /s/ Jennifer L. Harvey
                                            ------------------------------------
                                            JENNIFER L. HARVEY

                                            HYY SPECIALISTS LLC

                                            By: /s/ Jennifer L. Harvey
                                               --------------------------------
                                                Jennifer L. Harvey
                                                Authorized Representative


                                  Page 16 of 17